UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	March 3, 2008

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	01-33504	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)
(262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

        On March 3, 2008, Gehl Company issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated March 3, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: March 3, 2008	By: /s/ Thomas M. Rettler
Thomas M. Rettler
Vice President and Chief Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated March 3, 2008

Exhibit
Number

(99)	Press Release of Gehl Company, dated March 3, 2008.

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